 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grow Condos, Inc. (the "Registrant") on Form 10-Q for the six months ended December 31, 2018, as filed with the Commission on February 20, 2019 (the "Quarterly Report"), we, Jonathan Bonnette, Chief Executive Officer (Principal Executive Officer) and Trevor Hall, Chief Financial Officer (Principal Financial and Accounting Officer) of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report as filed on February 20, 2019 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  February 20, 2019

/s/ Jonathan Bonnette
Jonathan Bonnette
Chief Executive Officer (Principal Executive Officer)

/s/Trevor Hall
Trevor Hall
Chief Executive Officer (Principal Financial and Accounting Officer)